UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2015

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 South Robertson Boulevard

Beverly Hills, CA 90211

(Address of principal executive offices) (zip code)

(818) 299-0653

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On dates between April 3, 2015 and April 21, 2015, we entered into subscription agreements with four (4) non-affiliate investors pursuant to which we sold the investors an aggregate of 108,000 shares of our common stock for an aggregate purchase price of $54,000. The sales were made at $0.50 per share.

Pursuant to the subscription agreements, the investors are entitled to have the shares purchased thereunder included in our next registration statement, other than a registration statement related solely to the sale of securities to participants in a stock plan, a Form S-4 registration statement or a registration on any other form that does not include substantially the same information as would be required to be included in a registration statement covering the resale of the investors’ shares.

The foregoing description of the subscription agreements does not purport to be complete and is qualified in its entirety by the form of subscription agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

The foregoing issuances were effected in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended. The recipients were provided information about us and an investment in our common stock and the issuances did not involve any form of general solicitation or general advertising.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

SECTION 8 – Other Events

Item 8.01 Other Events

With the sales of our common stock described in Item 1.01 above, our management has elected to close this offering of our common stock. For the offering as a whole, between December 23, 2014 and April 21, 2015, we sold an aggregate of 441,750 shares of our common stock to seven (7) non-affiliate investors in exchange for $315,000. The offering was conducted solely through our management team.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1 (1)	Form of Subscription Agreement (Dec. 2014 – April 2015)

(1)	Incorporated by reference from the Current Report on Form 8-K filed with the Commission on February 24, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015	Blow & Drive Interlock Corporation
a Delaware corporation

	By:	/s/ Laurence Wainer
	Name:	Laurence Wainer
	Its:	Chief Executive Officer and Chief Financial Officer

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